Exhibit 10.34

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II)

WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (“Agreement”) is entered by and between Sigma-Aldrich Co. LLC, 3050 Spruce Street, St. Louis, MO 63103, USA (“Sigma”) and (Customer), Neurogene, having an address at 535 W 24th Street, New York, NY 10011 (“(Customer)”). For the purposes of this Agreement, each of Sigma and (Customer) shall be referred to individually as a “Party” and collectively as the “Parties”. The Parties hereto agree as follows:

1.	BACKGROUND

1.1

Sigma is party to an “Exclusive License Agreement” with [***] for rights under certain patents and patent applications for the use of the [***] for certain commercial purposes, including for the manufacture of proteins intended for diagnostic and therapeutic purposes.

1.2	Sigma has supplied the [***] to (Customer) under the terms and conditions of the [***] (the “Research License”).

1.3

(Customer) now wishes to obtain, and Sigma is willing to grant to (Customer), a worldwide non-exclusive License to use the [***] and biological materials derived therefrom for research, development and commercial manufacture and production of therapeutic and diagnostic proteins.

2.	DEFINITIONS

2.1

“Affiliate(s)” means any corporation, company, partnership, joint venture or other entity, which controls, is controlled by or is under common control with a Party. Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

2.2

“Background IP” means any intellectual property, information, techniques, know-how, software and materials (regardless of the form or medium in which they are disclosed or stored) that are provided by one Party to the other for use in work related to this Agreement. For clarity, the Sigma Background IP shall expressly include the [***] but shall expressly exclude Derived Biological Materials and [***].

2.3	“Sigma Patent Rights” means PCT Patent Application No. [***] and any U.S. and foreign patents and patent applications claiming priority thereto.

2.4

“Derived Biological Materials” shall mean any and all substances, molecules and any combinations thereof that have been isolated from [***]. Derived Biological Materials however expressly excludes [***] with at least one closed-end.

2.5

“Confidential Information” shall mean confidential and proprietary business information and know-how information which is considered confidential or proprietary by Sigma or (Customer) and which is provided from one Party to the other under this Agreement prior to the expiration or termination of the Term. “Sigma Confidential Information” shall mean the information and know how provided by Sigma in connection with the [***] and the license granted under this Agreement. “(Customer) Confidential Information” shall mean the information that will be provided by (Customer) in connection with the license granted under Article 3 below.

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2.6	“Effective Date” of this Agreement shall mean the date the last Party hereto has executed this Agreement.

2.7	“Field” shall mean the prevention, treatment, mitigation, cure or diagnosis of any disease or condition in humans or any other animal.

2.8

[***] shall mean any derivatives of (i) the [***], (ii) Unmodified Progeny or (iii) other [***], which (Customer) has generated for any purpose other than pure replication and maintenance of the [***] (i.e., Unmodified Progeny, as defined below), including, but not limited to, any descendants that are the result of modifications, improvements, selections or subclonings achieved by any technical means (including, but not limited to, transfections, transductions, growth or survival selections), and irrespective of the nature of the modification, such as genetic, epigenetic or any other form of modification.

2.9	[***] shall mean the [***] provided to (Customer) by Sigma.

2.10	“Territory” shall mean worldwide.

2.11	“Third Party” as used herein in either singular or plural shall mean any person or entity that is not a Party to this Agreement or an Affiliate of a Party to this Agreement.

2.12	“Unmodified Progeny” shall mean direct descendants of the [***] that are processed together to ensure uniformity and stability of the original clone.

3.	GRANT

License Granted: Subject to the terms and conditions of this Agreement, including payment of the License fee set forth in Section 5.1, Sigma hereby grants to (Customer) and its Affiliates in the Territory, a non-exclusive, non-sub-licensable and non-transferable research and commercial license (except as set forth in this Article 3) under the Sigma Background IP and the Sigma Patent Rights

(i)	to use the [***]

(ii)	to make and use Unmodified Progeny and [***]

(iii)	to make, use, sell, offer for sale, import and export Derived Biological Materials in the Field.

For clarity, the foregoing License includes the right to employ non-affiliated Third Party contractors acting on behalf of (Customer) or its Affiliates in exercising its rights under the License.

Sublicenses/Transfer: Customer may not sublicense its rights under this Agreement to any third party. In case that (Customer) sells or transfers its business relating to one or more Derived Biological Materials to a Third Party, (Customer) shall have the right to transfer and assign such parts of the License that enable the Third Party to continue with the development and commercialization of the sold or transferred Derived Biological Materials, whereby (Customer) retains the License for all other Derived Biological Materials (present and future). For the avoidance of doubt, (Customer) shall not sell, offer for sale or otherwise transfer the [***], the Unmodified Progeny or the [***] to Third Parties for commercial purposes (except as set forth in the previous sentence) solely to gain a financial advantage from such (re-)sale or transfer in direct competition with Sigma.

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4.	INTELLECTUAL PROPERTY

4.1

This Agreement does not affect the ownership of any intellectual property in any Background IP or in any other technology, design, work, invention, software, data, technique, know-how, or materials that is solely owned by either Party. Notwithstanding anything to the contrary in this Agreement, Sigma shall retain all rights, title or interest in [***] and Unmodified Progeny. Nothing in this Agreement grants or conveys to Sigma any rights, title or interest in or to any [***] incorporated into the [***] by (Customer) or any [***].

4.2

(Customer)’s Results. (Customer) or, as the case may be, (Customer)’s Affiliates, shall be the exclusive owner of all information, data, findings, test results, discoveries, inventions, processes, methods, techniques, formulae, substances, specifications, studies, designs and other results arising from its use, or the use by its Third Party contractors, collaborators or sub-licensees of (Customer), as permissible under this Agreement, of the Biological Materials, including from use of the [***] and Unmodified Progeny, under this Agreement (“Results”); such Results shall include, but not be limited to, the [***] and the Derived Biological Materials. No implied license is granted to Sigma for any use of the Results. (Customer) or (Customer)’s Affiliates shall have no obligation to supply or provide information regarding any Results to Sigma. (Customer) or the respective (Customer) Affiliates shall be entitled to apply for intellectual property rights, including, without limitation, patents in their own name with respect to the Results.

4.3

Sigma will cooperate with (Customer) and execute all documents necessary to enable (Customer) to apply for patent protection for patentable Results. The costs of the patent applications as well as the issuance of the patents and other intellectual property rights will be borne by (Customer). Sigma will, at (Customer)’s request, provide all necessary declarations and cooperate with (Customer), as reasonably required, to enable patents to be issued.

4.4

No Non-Permitted Use: (Customer) agrees that it will not, nor will it permit any Affiliate or Third Party, to use or practice, directly or indirectly, any Sigma Background IP or [***] or Unmodified Progeny for any purposes other than those expressly permitted by this Agreement.

5.	PAYMENTS

5.1	License Fee: (Customer) shall pay to Sigma the fees as detailed in Appendix A.

5.2	All payments under this Agreement shall be made in U.S. Dollars.

5.3

(Customer) shall be responsible for any and all costs associated with payments. VAT applies additionally as legally owed, payable after receipt of a proper invoice, which meets all legal requirements according to the applicable VAT law.

5.4

(Customer) shall be entitled to deduct and withhold from the amount payable the tax which (Customer) is liable under any provisions of tax law. If the withholding tax rate is reduced according to the regulations in the Double Tax Treaty, no deduction shall be made or a reduced amount shall be deducted only if (Customer) is timely furnished with necessary documents by Sigma issued by the appropriate tax authority, certifying that the payment is exempt from tax or subject to a reduced tax rate. Any withheld tax shall be treated as having been paid by (Customer) to Sigma for all purposes of this Agreement. (Customer) shall timely forward the tax receipts certifying the payments of withholding tax on behalf of Sigma. In case (Customer) cannot deduct the withholding tax due to fulfillment of payment obligation by settlement or set-off, Sigma will pay the withholding tax to (Customer) separately.

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6.	TERM AND TERMINATION

6.1

Term: The term of this Agreement shall commence on the Effective Date and remain in force for as long as (Customer) continues to possess and use [***], Unmodified Derivatives and/or [***] in the Field, unless terminated by a Party in accordance with the terms of this Article 6.

6.2	Termination by (Customer): (Customer) may terminate this Agreement and the License granted herein, for any reason, upon giving Sigma [***] written notice.

6.3

Termination for Breach: Either Party, at its option, may terminate this Agreement and the license granted herein upon breach or default of a material term under this Agreement by the other Party or the other Party’s Affiliates upon [***] written notice thereof by the non-breaching Party to the other Party. Such notice shall become effective at the end of the [***] period, unless during said period the Party fully cures such breach or default and notifies the other Party of such cure.

6.4	Accrued Rights: Termination of this Agreement for whatever reason will be without prejudice to any rights that may have accrued to the benefit of a Party prior to such termination.

6.5

Destruction of Material: Upon termination of this Agreement by either Party, (Customer) shall destroy or order to destroy any remaining inventory of [***], Unmodified Progeny and/or Modified Progeny which are in the possession of (Customer), (Customer)’s Affiliates, or any other Third Party to which (Customer) has transferred Sigma [***], Unmodified Progeny and/or Modified Progeny pursuant to Article 3 above, and provide written certification to Sigma of such destruction. (Customer) is not obligated to destroy Derived Biological Materials as long as they were obtained and derived during and under the terms of this Agreement.

6.6	Survival: All applicable provisions shall survive termination of this Agreement, including Sections [TBD].

7.	NOTICES

All notices and/or other communications pertaining to this Agreement shall be in writing and sent certified mail, return receipt requested, to the Parties at the following addresses or such other address as such Party shall have furnished in writing to the other Party in accordance with this Article 7:

FOR Sigma:

Sigma-Aldrich Co. LLC

Attn: [***]

3050 Spruce Street

Saint Louis, MO 63103

FOR Neurogene:

Legal notices to:

Neurogene Inc.

ATTN: [***]

535 West 24th Street, 5th Floor

New York, NY 10011

With a copy to: [***]

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Financial notices to:

Neurogene Inc.

ATTN: [***]

535 West 24th Street, 5th Floor

New York, NY 10011

With a copy to: [***]

8.	EXCHANGE OF CONFIDENTIAL INFORMATION

8.1

Non-Use / Non-Disclosure: During the Term of this Agreement, and for [***] thereafter, Sigma and (Customer) shall maintain as strictly confidential and not reveal or disclose to any Third Party Confidential Information disclosed hereunder without first obtaining the written consent of the disclosing Party, except that the receiving Party may disclose to employees and employees of its Affiliates, and in the case of (Customer) the Third Parties set forth in Article 3 and their employees who have a need to know the Confidential Information in accordance with this Agreement and to (Customer’s) current or prospective investors, lenders, partners, or acquirers as part of their reporting requirements or due diligence investigations, provided that the disclosing Party undertakes to ensure that such employees abide by the restrictions on disclosure and use set forth in this Agreement.

8.2	Exclusions: Neither Party shall have any obligation to the disclosing Party with respect to any information which:

a)	is or later becomes generally available to the public by use, publication or the like, through no fault of the receiving Party; or

b)	is obtained from a Third Party who had the legal right to disclose the same to the receiving Party (this includes any Affiliate); or

c)	is already in the possession of the receiving Party (this includes any Affiliate) at the time of disclosure; or

d)

is demonstrated from written records to have been developed by or for the receiving Party (this includes any Affiliate) without reference to or use of the Confidential Information disclosed by the disclosing Party; or

8.3

Furthermore, the Parties may disclose Confidential Information to the extent that such disclosure is required to comply with law or an enforceable judicial order, provided, however, that the receiving Party shall give reasonable advance notice, as legally permissible, to the disclosing Party and, at the so informed disclosing Party’s request and expense, shall cooperate to seek a protective order or other appropriate remedy. The receiving Party shall use its reasonable efforts to secure confidential treatment of any Confidential Information that will be disclosed.

8.4

Confidential Information shall not be deemed to be in, or have come into, the public domain merely because any part of such Confidential Information is embodied in general disclosures or because individual features, components or combinations thereof are or become publicly known.

8.5

Grant of Rights: The receiving Party agrees that the receipt of Confidential Information hereunder does not imply in any way a grant of any rights under any patents claiming the Confidential Information or any right to use the Confidential Information for commercial purposes or any other rights to the Confidential Information except as set forth herein.

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WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.6

Upon termination of this Agreement by a Party pursuant to Article 6, the other Party shall immediately return any Confidential Information or, at the disclosing Party’s option, destroy such Confidential Information and promptly confirm destruction in writing, apart from one copy for receiving Party’s legal files or as otherwise required by law. Return r o destruction of the Confidential Information shall not affect the obligation to keep the Confidential Information confidential pursuant to this Article 8.

9.	MISCELLANEOUS

9.1

Assignment: This Agreement shall not be assignable, except that (Customer) shall have the right to assign any of its rights and obligations under this Agreement, in whole or in part, to its Affiliates, or to a Third Party in the case of the sale or transfer of all, or substantially all, of its assets or business relating to the Derived Biological Materials to such Third Party; provided that any such assignee shall agree in writing to be bound by the terms and conditions of this Agreement; and (Customer) shall notify Sigma of any such assignment.

9.2

Severability: In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement, or over any of the Parties hereto to be invalid, illegal or unenforceable, such provision or provisions shall be reformed to approximate as nearly as possible the intent of the Parties, and if unreformable, shall be divisible and deleted in such jurisdictions; elsewhere, this Agreement shall not be affected.

9.3

Use of Name, Publication: (Customer) shall have the right to publish the Results in its sole discretion. (Customer) will mention Sigma as the source of the [***] in all research, academic or scholarly publications in accordance with good publication practice. Subject to the foregoing, the Parties agree that, except as required by law, neither Party can use the name of the other Party or any of its Affiliates or constituent parts thereof in advertising, promotional, sales literature or fundraising documents without prior written consent from the other Party unless indicated otherwise. Further, neither Party shall disclose to the media, general public or third parties, the existence of this Agreement or its terms and conditions, which shall be considered Confidential Information.

9.4	Representations and Warranties; Covenant; Disclaimer of Warranties; Limitation of Liability:

(a)

Representations and Warranties: Sigma represents and warrants to (Customer) that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) it has the legal power and authority to execute, deliver and perform this Agreement; (iii) the execution, delivery and performance by Sigma of this Agreement has been duly authorized by all necessary corporate action; (iv) this Agreement constitutes the legal, valid and binding obligation of Sigma, enforceable against Sigma in accordance with its terms; (v) the execution, delivery and performance of this Agreement will not cause or result in a violation of any law, or of any contract by which Sigma is bound; ( vi) Sigma has not granted licenses or assigned or transferred any rights to any other entity that would restrict the rights granted to (Customer), except as stated herein; (vii) the [***] to the best of Sigma’s knowledge do not infringe upon any Third Party intellectual property rights; (viii) to the best of its knowledge, there are no claims, judgments or settlements against or owed by Sigma or pending or threatened claims or litigation, relating to the [***].

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Sigma agrees to inform (Customer) without undue delay if and when it becomes aware of any event contrary to the representations and warranties stated above.

(b)

Disclaimer of Warranties: EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH, (CUSTOMER) AND ITS AFFILIATES AGREE THAT THE [***] ARE PROVIDED “AS IS”, AND SIGMA DISCLAIMS ALL WARRANTIES WITH REGARD TO THE [***] UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR ANY PARTICULAR PURPOSE. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, WITH THE EXCEPTION OF BREACHES OF CONFIDENTIALITY AND/OR VIOLATIONS OF INTELLECTUAL PROPERTY RIGHTS, SIGMA AND (CUSTOMER) ADDITIONALLY DISCLAIM ALL OBLIGATIONS AND LIABILITIES FOR INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS).

THE MAXIMUM AGGREGATE LIABILITY OF SIGMA AND ITS AFFILIATES TO (CUSTOMER) AND ITS AFFILIATES FOR ANY CAUSE OF ACTION (OR RELATED CAUSES OF ACTION) ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE DELIVERY OF PRODUCTS AND SERVICES SHALL NOT EXCEED THE AMOUNT ACTUALLY PAID BY (CUSTOMER) TO SIGMA PURSUANT TO THIS AGREEMENT.

9.5

Indemnification by (Customer): (Customer) agrees to indemnify, defend and hold harmless Sigma and its Affiliates and their respective directors, officers and employees (the “Sigma Indemnitees”) from and against any and all liabilities, damages, costs, expenses, or losses (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”) resulting from any claims, suits, actions, demands, or other proceedings brought by a Third Party (collectively “Claims”) to the extent arising from any of the following: (a) the gross negligence or willful misconduct of (Customer) or any of its Affiliates or their respective employees; (b) the use, handling, storage, or transport of the [***] by or on behalf of (Customer) or its Affiliates; (c) the design, development, manufacture, regulatory approval, handling, storage, transport, distribution, sale or other disposition of any (Customer) product made through the use of the [***] by or on behalf of (Customer) or its Affiliates, licensees or sublicensees. Notwithstanding the foregoing, (Customer) will not have any obligation to indemnify the Sigma Indemnitees to the extent that a claim arises from (i) the gross negligence or willful misconduct of Sigma or any of its Affiliates, or their respective employees; or (ii) a breach by Sigma of a representation, warranty or covenant of this Agreement.

9.6

Indemnification by Sigma: Sigma agrees to indemnify, hold harmless, and defend (Customer) and its Affiliates and their respective directors, officers and employees (the “(Customer) Indemnitees”) from and against any and all Losses resulting from any claims, suits, actions, demands, or other proceedings brought by a Third Party to the extent arising from any of the following: (a) the gross negligence or willful misconduct of Sigma r o any of its Affiliates, or their respective employees; or (b) any use by or on behalf of Sigma or its Affiliates, or their respective employees, of (Customer)’s Confidential Information. Notwithstanding the foregoing, Sigma will not have any obligation to indemnify the (Customer) Indemnitees to the extent that a Claim arises from (i) the gross negligence or willful misconduct of (Customer) or any of its Affiliates, or their respective employees; or a breach by (Customer) of a representation, warranty, or covenant of this Agreement.

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9.7

Compliance: (Customer) shall comply, and shall ensure that its Affiliates and Third Party contractors comply with all applicable laws, regulations and guidelines relating to the transport, storage, use and handling of the [***].

9.8

Independent Contractor: Each Party to this Agreement shall act as an independent contractor and nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties.

9.9

Entire Agreement: This Agreement constitutes the entire understanding between the Parties with respect to the obligations of the Parties with respect to the subject matter hereof, and supersedes and replaces all prior Agreements, understandings, writings, and discussions between the Parties relating to said subject matter.

9.10

Amendment & Waiver: This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by the authorized officials of the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of any other condition or term.

9.11	Binding Effect: This Agreement is binding upon and inures to the benefit of and be enforceable by the Parties hereto and their respective Affiliates, successors and permitted assigns.

9.12

Governing Law: This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws. Any disputes between the Parties to the Agreement shall be brought in the state or federal courts in New York, New York.

9.13	Headings: Article headings are for convenient reference and not a part of this Agreement. All Exhibits are incorporated herein by this reference.

9.14	Counterparts: This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall be deemed but one instrument.

[Signatures on following page.]

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IN WITNESS WHEREOF the respective Parties hereto have executed this Agreement by their duly authorized officers on the date appearing below their signatures.

(CUSTOMER)		SIGMA-ALDRICH CO. LLC

By	/s/ Christine Mikail	By	/s/ Iva Morse
Name:	Christine Mikail	Name:	Iva Morse
Title:	President & CFO	Title:	VP, Commercial Americas

Date	01/16/2023	Date	01/19/2023